UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	July 31, 2018
(Date of earliest event reported)	July 31, 2018

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

The information disclosed in these Items 2.02, 7.01 and 9.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 2.02		Results of Operations and Financial Condition

On July 31, 2018, we announced our results of operations for the quarter ended June 30, 2018. The news release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01		Regulation FD Disclosure

On July 31, 2018, we announced higher second-quarter 2018 financial results and updated 2018 financial guidance. The news release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

99.1		News release issued by ONEOK, Inc. dated July 31, 2018.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	July 31, 2018	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs

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